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                                                                    EXHIBIT 23.2

                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 29, 1995, appearing on page F-3 of NRP Inc.'s Annual Report on Form 10-K for the year ended June 30, 1995.


/s/ PRICE WATERHOUSE LLP
Price Waterhouse LLP

Dallas, Texas
February 20, 1996